Fees Summary	Feb. 09, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	24,858.00
Total Transaction Valuation	180,000,000.00
Total Offset Amount	0.00
Net Fee	$ 24,858.00